Exhibit 31.3

CERTIFICATION PURSUANT TO SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Nathaniel Dalton, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Affiliated Managers Group, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 1, 2019

/s/ NATHANIEL DALTON
Nathaniel Dalton
Chief Executive Officer